                                                                    EXHIBIT 10.2


                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

                                      among

                         WESTPORT RESOURCES CORPORATION,
                                   as Borrower

                               The Several Lenders
                        from Time to Time Parties Thereto

                           Credit Suisse First Boston
                                       and
                              Fleet National Bank,
                              as Syndication Agents

                              Fortis Capital Corp.
                                       and
                         U.S. Bank National Association,
                             as Documentation Agents

                                       and

                            THE CHASE MANHATTAN BANK,
                    as Issuing Bank and Administrative Agent


                          Dated as of November 5, 2001

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), executed effective as of the 5th of November, 2001 (the "Effective Date"), is among WESTPORT RESOURCES CORPORATION, a corporation formed under the laws of the State of Nevada (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors"); each of the lenders that is a signatory hereto (collectively, the "Lenders"); THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON and FLEET NATIONAL BANK, as syndication agents for the Lenders (in such capacity, together with the successors of each, the "Syndication Agents"); and FORTIS CAPITAL CORP. and U.S. BANK NATIONAL ASSOCIATION, as documentation agents for the Lenders (in such capacity, together with the successors of each, the "Documentation Agents").

                                    RECITALS

         A. The Borrower, the Agents and the Lenders are parties to that certain Credit Agreement dated as of August 21, 2001 (the "Credit Agreement"), pursuant to which the Lenders have made credit available to and on behalf of the Borrower.

         B. The Borrower has requested and the Agents and the Lenders have agreed to amend certain provisions of the Credit Agreement, including, without limitation, to increase the Commitments thereunder from $400,000,000 to $500,000,000.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

         Section 2. Amendments to Credit Agreement.

         2.1 Amendments to Subsection 1.1.

         (a) The definition of "Agreement" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

                  "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, and as further amended from time to time.

         (b) The following definitions of "First Amendment" and "First Amendment Effective Date" are hereby added where alphabetically appropriate:

                  "First Amendment" shall mean that certain First Amendment to Credit Agreement dated as of November 5, 2001 among the Borrower, the Guarantors, the Agents and the Lenders.

                  "First Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the First Amendment.

         (c) The definition of "96 Indenture" is hereby deleted in its entirety.

         (d) The definition of "96 Senior Subordinated Notes" is hereby deleted in its entirety.

         (e) The definition of "Subordinated Indebtedness" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

                  "Subordinated Indebtedness": collectively, (i) the 97 Senior Subordinated Notes, (ii) any other Indebtedness of the Borrower contractually subordinated to the prior payment in full of the Loans, Reimbursement Obligations and any other obligations hereunder either in a manner reasonably acceptable to the Required Lenders as evidenced by their written approval or on terms substantially identical to those contained in the 97 Indenture or in Exhibit H and (iii) any Permitted Subordinated Refinancing Debt.

         (f) The definition of "Subordinated Note Documents" is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:

                  "Subordinated Note Documents": the collective reference to the 97 Senior Subordinated Notes, the 97 Indenture and each agreement, instrument and document delivered in connection therewith or relating thereto or any other Subordinated Indebtedness.

         2.2 Subsection 4.9. Subsection 4.9(b) is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

         (b) (i) If the Borrowing Base is then applicable to govern availability under this Agreement, the Borrowing Base in effect during such period shall represent the maximum principal amount (subject to the Aggregate Commitments) of Loans and Letter of Credit Outstandings that the Lenders will allow to remain outstanding during the Commitment Period. The Borrowing Base shall be determined in accordance with this subsection 4.9, subject to interim adjustment under subsection 8.2(i) and subsection 8.6(f). The Borrowing Base will be based upon the value of certain Proved Reserves attributable to the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries and other assets of the Borrower and its Restricted Subsidiaries acceptable to the Agents in their sole discretion, and will be determined by the Agents in accordance with subsection 4.9(d), subject to approval by the Supermajority Lenders.

                  (ii) During the period from and after the First Amendment Effective Date until the next scheduled Re-determination Date (to occur in May 2002), but subject to interim adjustment under subsection 8.2(i) and subsection 8.6(f), the amount of the

         Borrowing Base on any date of determination during such period shall be an amount equal to $520,000,000 minus the product of 0.30 and the aggregate principal amount of the stated face amount, without giving any effect to any original issue discount, of Subordinated Indebtedness outstanding on such date of determination. For the avoidance of doubt, the parties acknowledge that from and after the first Redetermination Date, when evaluating, proposing and approving a new Borrowing Base, the Agents and the Lenders may utilize formula(s) that differ from the one set forth in this paragraph in accounting for the amount of the Borrower's outstanding Subordinated Indebtedness.

         2.3 Subsection 5.16. Subsection 5.16 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

         The proceeds of the Loans and the Letters of Credit will be used, subject to the terms of this Agreement, to refinance Indebtedness of the Borrower (including, without limitation, the 97 Senior Subordinated Notes, to the extent permitted by the terms hereof), to purchase, redeem, defease or otherwise acquire or retire the Borrower's 6 1/2% Convertible Preferred Stock to the extent permitted by the terms hereof, to pay for expenses related to the Merger, for working capital and for the general corporate purposes of the Borrower and its Restricted Subsidiaries in the ordinary course of business.

         2.4 Subsection 5.22. Subsection 5.22 is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

         The execution, delivery and performance of the Loan Documents, the incurrence of Indebtedness hereunder and the use of the proceeds thereof have not violated and will not violate any applicable provision of any Subordinated Note Document. The Notes, the Indebtedness evidenced hereby, the Subsidiary Guarantee and the other obligations evidenced by the other Loan Documents are, and are hereby designated as, "Senior Debt", "Designated Senior Debt" and "Guarantor Senior Indebtedness" as such terms are defined the 97 Indenture, as applicable, for purposes of such Subordinated Note Documents and any other Subordinated Note Documents evidencing other Subordinated Indebtedness.

         2.5 Subsection 8.2. Subsection 8.2(c) is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

         (c) (i) Indebtedness of the Borrower evidenced by the 97 Senior Subordinated Notes, (ii) other Subordinated Indebtedness of the Borrower that is incurred during the period from the First Amendment Effective Date to April 1, 2002, provided that any such Indebtedness incurred under this clause (ii) shall bear market rates of interest, shall have no amortization of principal and shall have a final maturity no sooner than September 15, 2007, and (iii) any Permitted Subordinated Refinancing Debt; provided that the aggregate amount of all Subordinated Indebtedness outstanding under this subsection 8.2(c) shall not exceed $400,000,000 at any time;

         2.6 Subsection 8.4. Subsection 8.4(a) is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

         (a) Guarantee Obligations of any Guarantor with respect to any Subordinated Indebtedness;

         2.7 Subsection 8.9. Subsection 8.9(a)(i) is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

         (i) prior to April 1, 2002, redeem or repurchase any or all of the 97 Senior Subordinated Notes; and

         2.8 Subsection 8.9. Subsection 8.9(b)(iii) is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

         (iii) any amendment, modification or change that may be approved by the Borrower and the trustee under the indenture governing such Subordinated Indebtedness without the consent of any holders of such Subordinated Indebtedness (other than changes to provide additional rights or benefits to such holders or to eliminate any subordination provisions therein).

         2.9 Subsection 8.9. Subsection 8.9(c) is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:

         Except for this Agreement and any other Loan Document, (i) designate any Indebtedness as "Designated Senior Debt" or any other similar or analogous designation under any Subordinated Note Document or (ii) designate any Guarantee Obligation as "Designated Guarantor Senior Debt" or any other similar or analogous designation under any Subordinated Note Document.

         2.10 Schedule 1.1(a). Schedule 1.1(a) is hereby amended by deleting such schedule in its entirety and inserting in thereof Schedule 1.1(a) attached hereto.

         2.11 Exhibit H. A new Exhibit H (Approved Terms of Subordination) is hereby added.

         Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

         3.1 Loan Documents. The Agent shall have received (i) multiple counterparts as requested of this First Amendment from each Lender, (ii) Notes executed by the Borrower in favor of each Lender in an amount equal to the Commitment of each such Lender set forth in Schedule 1.1(a) attached hereto, and
(iii) an Increased Facility Activation Notice executed by each Lender.

         3.2 Upfront Fees. Each Lender executing and delivering to the Administrative Agent an Increased Facility Activation Notice shall have received an upfront fee from the Borrower in the amount of one basis point per one million dollar increase in such Lender's Commitment.

         3.3 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

         Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Default or Event of Default exists under the Loan Documents or will exist under the Loan Documents.

         Section 5. Miscellaneous.

         5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

         5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under, as applicable, the Subsidiary Guarantee, the Pledge Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under, as applicable, the Subsidiary Guarantee, the Pledge Agreement and the other Loan Documents to which it is a party and agrees that its guarantee under, as applicable, the Subsidiary Guarantee, the Pledge Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended and increased hereby.

         5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         5.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.5 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.


BORROWER:                              WESTPORT RESOURCES CORPORATION


                                       By: /s/ LON MCCAIN
                                          --------------------------------------
                                          Lon McCain, Vice President and
                                          Chief Financial Officer


GUARANTORS:                            BELCO ENERGY CORP.


                                       By: /s/ LON MCCAIN
                                          --------------------------------------
                                          Lon McCain, Treasurer


                                       BELCO ENERGY I L.P.
                                          by Belco Energy Corp., general
                                            partner, a Nevada corporation


                                          By: /s/ LON MCCAIN
                                             -----------------------------------
                                             Lon McCain, Treasurer


                                       BELCO FINANCE CO.



                                       By: /s/ LON MCCAIN
                                          --------------------------------------
                                          Lon McCain, Treasurer


                                       BOG WYOMING LLC
                                          by Belco Energy Corp., manager,
                                            a Nevada corporation


                                          By: /s/ LON MCCAIN
                                             -----------------------------------
                                             Lon McCain, Treasurer

                                       ELECTRA RESOURCES, INC.


                                       By: /s/ DONALD D. WOLF
                                          --------------------------------------
                                          Donald D. Wolf, President


                                       FORTUNE CORP.


                                       By: /s/ BARTH E. WHITHAM
                                          --------------------------------------
                                          Barth E. Whitham, President


                                       GIN LANE COMPANY


                                       By: /s/ LON MCCAIN
                                          --------------------------------------
                                          Lon McCain, Treasurer


                                       JERRY CHAMBERS EXPLORATION COMPANY
                                          by Westport Oil and Gas Company, Inc.,
                                          general partner,
                                          a Delaware corporation


                                          By: /s/ LON MCCAIN
                                             -----------------------------------
                                             Lon McCain, Vice President and
                                             Chief Financial Officer


                                       WESTPORT ARGENTINA LLC


                                       By: /s/ DONALD D. WOLF
                                          --------------------------------------
                                          Donald D. Wolf, Manager

                                       WESTPORT CANADA LLC
                                          by Westport Oil and Gas Company, Inc.,
                                          member,
                                          a Delaware corporation


                                          By: /s/ LON MCCAIN
                                             -----------------------------------
                                             Lon McCain, Vice President and
                                             Chief Financial Officer


                                       WESTPORT OIL AND GAS COMPANY, INC.



                                       By: /s/ LON MCCAIN
                                          --------------------------------------
                                          Lon McCain, Vice President and
                                          Chief Financial Officer


                                       WESTPORT OVERRIDING ROYALTY LLC
                                          by Westport Oil and Gas Company, Inc.,
                                          manager,
                                          a Delaware corporation


                                          By: /s/ LON MCCAIN
                                             -----------------------------------
                                             Lon McCain, Vice President and
                                             Chief Financial Officer

ADMINISTRATIVE AGENT:                  THE CHASE MANHATTAN BANK,
                                       AS ADMINISTRATIVE AGENT


                                       By: /s/ ROBERT C. MERTENSOTTO
                                          --------------------------------------
                                          Robert C. Mertensotto, Managing
                                          Director


SYNDICATION AGENT:                     CREDIT SUISSE FIRST BOSTON,
                                       AS SYNDICATION AGENT


                                       By: /s/ JAMES P. MORAN
                                          --------------------------------------
                                       Name:  James P. Moran
                                       Title: Director

                                       By: /s/ DAVID M. KOCZAN
                                          --------------------------------------
                                       Name:  David M. Koczan
                                       Title: Associate


SYNDICATION AGENT:                     FLEET NATIONAL BANK,
                                       AS SYNDICATION AGENT


                                       By: /s/ JEFFREY H. RATHKAMP
                                          --------------------------------------
                                       Name:  Jeffrey H. Rathkamp
                                       Title: Vice President


DOCUMENTATION AGENT:                   FORTIS CAPITAL CORP.,
                                       AS DOCUMENTATION AGENT


                                       By: /s/ DAVID L. MONTGOMERY
                                          --------------------------------------
                                       Name:  David L. Montgomery
                                       Title: Vice President

                                       By: /s/ DARRELL W. HOLLEY
                                          --------------------------------------
                                       Name:  Darrell W. Holley
                                       Title: Managing Director


DOCUMENTATION AGENT:                   U.S. BANK NATIONAL ASSOCIATION,
                                       AS DOCUMENTATION AGENT


                                       By: /s/ CAROLINE M. MCCLURG
                                          --------------------------------------
                                       Name:  Caroline M. McClurg
                                       Title: Vice President

LENDERS:                               THE CHASE MANHATTAN BANK


                                       By: /s/ ROBERT C. MERTENSOTTO
                                          --------------------------------------
                                          Robert C. Mertensotto, Managing
                                          Director


                                       CREDIT SUISSE FIRST BOSTON


                                       By: /s/ JAMES P. MORAN
                                          --------------------------------------
                                       Name:  James P. Moran
                                       Title: Director

                                       By: /s/ DAVID M. KOCZAN
                                          --------------------------------------
                                       Name:  David M. Koczan
                                       Title: Associate


                                       FLEET NATIONAL BANK


                                       By: /s/ JEFFREY RATHKAMP
                                          --------------------------------------
                                       Name:  Jeffrey Rathkamp
                                       Title: Vice President


                                       FORTIS CAPITAL CORP.


                                       By: /s/ DAVID MONTGOMERY
                                          --------------------------------------
                                       Name:  David Montgomery
                                       Title: Vice President


                                       By: /s/ DARRELL W. HALEY
                                          --------------------------------------
                                       Name:  Darrell W. Haley
                                       Title: Managing Director


                                       U.S. BANK NATIONAL ASSOCIATION


                                       By: /s/ CAROLINE M. MCCLURG
                                          --------------------------------------
                                       Name:  Caroline M. McClurg
                                       Title: Vice President


                                       FIRST UNION NATIONAL BANK


                                       By:  /s/ ROBERT R. WETTEROFF
                                          --------------------------------------
                                       Name:  Robert R. Wetteroff
                                       Title: Senior Vice President

                                       TORONTO DOMINION (TEXAS), INC.


                                       By: /s/ DEBBIE A. GREENE
                                          --------------------------------------
                                       Name:  Debbie A. Greene
                                       Title: Vice President


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By: /s/ ALI AHMILL
                                          --------------------------------------
                                       Name:  Ali Ahmill
                                       Title: Assistant Vice President


                                       By: /s/ RANDALL OSTERBERG
                                          --------------------------------------
                                       Name:  Randall Osterberg
                                       Title: Senior Vice President


                                       CHRISTIANIA BANK OG KREDITKASSE ASA


                                       By: /s/ PETER M. DODGE
                                          --------------------------------------
                                       Name:  Peter M. Dodge
                                       Title: Senior Vice President


                                       By: /s/ WILLIAM S. PHILLIPS
                                          --------------------------------------
                                       Name:  William S. Phillips
                                       Title: First Vice President


                                       COMERICA BANK - TEXAS


                                       By: /s/ THOMAS G. RAJAN
                                          --------------------------------------
                                       Name:  Thomas G. Rajan
                                       Title: Vice President


                                       THE BANK OF NEW YORK


                                       By:  /s/ PETER W. KELLER
                                          --------------------------------------
                                       Name:  Peter W. Keller
                                       Title: Vice President

                                       THE FUJI BANK, LIMITED


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       THE SANWA BANK LIMITED


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       WELLS FARGO BANK, N.A.


                                       By: /s/ MICHAEL M. LOGAN
                                          --------------------------------------
                                       Name:  Michael M. Logan
                                       Title: Vice President


                                       NATEXIS BANQUES POPULAIRES


                                       By: /s/ DONOVAN C. BROUSSARD
                                          --------------------------------------
                                       Name:  Donovan C. Broussard
                                       Title: Vice President


                                       By: /s/ RENARD J. D'HERBES
                                          --------------------------------------
                                       Name:  Renard J. d'Herbes
                                       Title: Senior Vice President
                                               and Regional Manager

                                 Schedule 1.1(a)

                               Lender Commitments

                       BANK                              PERCENTAGE SHARE                    COMMITMENT
                       ----                              ----------------                    ----------
The Chase Manhattan Bank                                       10%                          $ 50,000,000

Credit Suisse First Boston                                     10%                          $ 50,000,000

Fleet National Bank                                            10%                          $ 50,000,000

Fortis Capital Corp.                                           10%                          $ 50,000,000

U.S. Bank National Association                                 10%                          $ 50,000,000

First Union National Bank                                       8%                          $ 40,000,000

Toronto Dominion (Texas), Inc.                                  7%                          $ 35,000,000

Union Bank of California, N.A.                                  5%                          $ 25,000,000

Christiania Bank Og Kreditkasse ASA                             5%                          $ 25,000,000

Comerica Bank - Texas                                           5%                          $ 25,000,000

The Bank of New York                                            5%                          $ 25,000,000

Wells Fargo Bank, N.A.                                          5%                          $ 25,000,000

The Fuji Bank, Limited                                          4%                          $ 20,000,000

The Sanwa Bank Limited                                          4%                          $ 20,000,000

Natexis Banques Populaires                                      2%                          $ 10,000,000
                                                              ---                           ------------

                                     TOTAL                    100%                          $500,000,000
                                                              ===                           ============



                                Schedule 1.1(a)-1

                                    Exhibit H

                         Approved Terms of Subordination


Senior Indebtedness versus Notes

         The payment of the principal of, premium, if any, and interest on the Notes and any other payment obligation of the Company in respect of the Notes (including any obligation to purchase Notes) and the payment of any Subsidiary Guaranty will be subordinate in right of payment to the prior payment in full of all Senior Indebtedness of the Company or the relevant Subsidiary Guarantor, as the case may be, including the obligations of the Company and such Subsidiary Guarantor under the Revolving Credit Facility.

Payment of Notes

         We are not permitted to pay principal of, premium, if any, or interest on the Notes or any other payment obligation of the Company in respect of the Notes (including any obligation to purchase the Notes) or make any deposit pursuant to the provisions described under "-Defeasance" below and may not purchase, redeem or otherwise retire any Notes (collectively, "pay the Notes") if either of the following occurs (a "Payment Default")"

         (1) a default in the payment of any principal of, premium, if any, or interest on Designated Senior Indebtedness of the Company occurs; or

         (2) any other default on Designated Senior Indebtedness of the Company occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms;

unless, in either case, the Payment Default has been cured or waived and any such acceleration has been rescinded or such Designated Senior Indebtedness has been paid in full in cash. If a distribution is made to holders of the Notes that, due to the foregoing provisions limiting payments on the Notes, should not have been made to them, such holders of the Notes are required to hold it in trust for the holders of Senior Indebtedness of the Company and pay it over to them as their interests may appear. Regardless of the foregoing, we are permitted to pay the Notes if we and the Trustee receive written notice approving such payment from the Representatives of all Designated Senior Indebtedness with respect to which the Payment Default has occurred and is continuing.

         During the continuance of any default (other than a Payment Default) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, we are not permitted to pay the Notes for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to us) of written notice (a "Blockage Notice") of such default from the Representative of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter. The Payment Blockage Period will end earlier if such Payment Blockage Period is terminated.



                                  Schedule H-1

         (1) by written notice to the Trustee and us from the Person or Persons who gave such Blockage Notice;

         (2) because the default giving rise to such Blockage Notice is cured, waived or otherwise no longer continuing; or

         (3) because such Designated Senior Indebtedness has been discharged or repaid in full in cash.

         Notwithstanding the provisions described above, unless the holders of such Designated Senior Indebtedness or the Representative of such Designated Senior Indebtedness have accelerated the maturity of such Designated Senior Indebtedness, we are permitted to resume paying the Notes after the end of such Payment Blockage Period. The Notes shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period irrespective of the number of defaults with respect to Designated Senior Indebtedness during such period, except that if any Blockage Notice is delivered to the Trustee by or on behalf of holders of Designated Senior Indebtedness (other than holders of the Bank Indebtedness), a Representative of holders of Bank Indebtedness may give another Blockage Notice within such period. However, in no event may the total number of days during which any Payment Blockage Period or Periods is in effect exceed 179 days in the aggregate during any consecutive 360-day period, and there must be 181 days during any consecutive 360-day period during which no Payment Blockage Period is in effect.

         Upon any payment or distribution of the assets of the Company upon a total or partial liquidation or dissolution or reorganization of or similar proceeding rating to the Company or its property:

         (1) the holders of Senior Indebtedness of the Company will be entitled to receive payment in full in cash of such Senior Indebtedness before the holders of the Notes are entitled to receive any payment;

         (2) until the Senior Indebtedness of the Company is paid in full in cash, any payment or distribution to which holders of the Notes would be entitled but for the subordination provisions of the Indenture will be made to holders of such Senior Indebtedness as their interests may appear, except that holders of Notes may receive certain Capital Stock and subordinated debt obligations; and

         (3) if a distribution is made to holders of the Notes that, due to the subordination provisions, should not have been made to them, such holders of the Notes are required to hold it in trust for the holders of Senior Indebtedness of the Company and pay it over to them as their interests may appear.

         To the extent any payment of or distribution in respect of Senior Indebtedness (whether by or on behalf of the Company or any Subsidiary Guarantor, if any, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or



                                  Schedule H-2
other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then if such payment or distribution is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

         If payment of the Notes is accelerated because of an Event of Default, the Company or the Trustee must promptly notify the holders of Designated Senior Indebtedness or the Representative of such Designated Senior Indebtedness of the acceleration.

         A Subsidiary Guarantor's obligations under its Subsidiary Guaranty are senior subordinated obligations. As such, the rights on Noteholders to receive payment by a Subsidiary Guarantor pursuant to its Subsidiary Guaranty will be subordinated in right of payment to the rights of holders of Senior Indebtedness of such Subsidiary Guarantor. The terms of the subordination provisions described above with respect to the Company's obligations under the notes apply equally to a Subsidiary Guarantor and the obligations of such Subsidiary Guarantor under its Subsidiary Guaranty.

         By reason of the subordination provisions contained in the Indenture, in the event of a liquidation or insolvency proceeding, creditors of the Company or a Subsidiary Guarantor who are holders of Senior Indebtedness of the Company or a Subsidiary Guarantor, as the case may be, may recover more, ratably, than the holders of the Notes, and creditors of ours who are not holders of Senior Indebtedness may recover less, ratably, than holders of Senior Indebtedness and may recover more, ratably, than the holders of the Notes.

         No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided in the Indenture will at any time in any way be prejudiced or impaired by noncompliance by the Company or any Subsidiary Guarantor (if any) with the terms of the Indenture, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or otherwise be charged with. The subordination provisions of the indenture are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

         Each holder of Notes by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture, and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes.

         The holders of Senior Indebtedness may, at any time, and from time to time subject to the terms of such Senior Indebtedness, without the consent or notice to the Trustee or the holders of the Notes, without incurring responsibility to the holders of the Notes and without impairing or releasing the subordination provided in the Indenture or the obligations hereunder of the holders of the Notes to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain



                                  Schedule H-3
from exercising any rights against the Company and each Subsidiary Guarantor (if any) and any other Person.

         The terms of the subordination provisions described above will not apply to payments from money or the proceeds of U.S. Government Obligations held in trust by the Trustee for the payment of principal or and interest on the Notes pursuant to the provisions described under "-Defeasance."

         As used in this Exhibit H, the following terms have the following meanings ascribed to each of them:

"Designated Senior Indebtedness" with respect to a Person means:

(1) the Bank Indebtedness; and

(2) any other Senior Indebtedness of such Person which, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination; the holders thereof are committed to lend up to, at least $25.0 million and is specifically designated by such Person in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of the Indenture.

"Senior Indebtedness" means with respect to any Person:

         (1) Indebtedness of such Person, whether outstanding on the Issue Date or thereafter Incurred; and

         (2) (i) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person whether or not post-filing interest is allowed in such proceeding) and (ii) reimbursement obligations, fees, commissions, expenses, indemnities and other similar amounts in respect of (A) indebtedness of such Person for money borrowed (and all Hedging Obligations directly related thereto) and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable unless, in the case of clauses (1) and (2), in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are subordinate or pari passu in right of payment to the Notes or the Subsidiary Guaranty of such Person, as the case may be; provided, however, that Senior Indebtedness shall not include:

         (A) any obligation of such Person to any Subsidiary;

         (B) any liability for Federal, state, local or other taxes owed or owing by such Person;

         (C) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities);

         (D) any Indebtedness of such Person (and any accrued and unpaid interest in respect



                                  Schedule H-4
thereof) which is subordinate or junior of payment to any other Indebtedness or other obligation of such Person;

         (E) any Disqualified Stock; and

         (F) that portion of any Indebtedness which a the time of Incurrence is Incurred in violation of the Indenture (but, as to any such obligation, no such violation shall be deemed to exist for the purposes of this clause (6) if the Trustee shall have received an Officer's Certificate of the Company at the time of such Incurrence to the effect that the Incurrence of such Indebtedness does not other than Indebtedness under (i) the Revolving Credit Facility or (ii) any other Credit Facility that is incurred on the basis of a representation by the Company to the applicable lenders that it is permitted to incur such Indebtedness under the Indenture.



                                  Schedule H-5